EXHIBIT 10.7


                        THIRD AMENDMENT TO LOAN AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AGREEMENT ("Amendment") is made and entered into on September 16, 1997, by and among HEICO CORPORATION, a Florida corporation ("Heico"), HEICO AEROSPACE CORPORATION, a Florida corporation, f/k/a Heico Corporation, a Florida corporation ("Aerospace") (collectively with Heico, the ("Borrower") and SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, f/k/a Sunbank/South Florida, National Association ("Lender").

                                    RECITALS

         WHEREAS, Borrower and Lender have previously entered into that certain Loan Agreement dated February 28, 1994, as previously amended by that certain First Amendment to Loan Agreement and Reaffirmation Agreement dated as of October 13, 1994, and that certain Second Amendment to Loan Agreement dated as of March 1, 1995 (collectively, the "Loan Agreement") pursuant to which Heico obtained extensions of credit of up to Seven Million and 00/100 Dollars ($7,000,000.00) ("Loan"); and

         WHEREAS, Borrower and Lender wish to extend the maturity date of the Loan, and to modify the Loan Agreement to reflect the extended maturity date.

         NOW, THEREFORE, for good and valuable consideration, and in consideration of the extension of the Loan made for the benefit of the Borrower, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                  1. The foregoing recitals are hereby acknowledged to be true and correct and are incorporated herein by this reference.

                  2. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

                  3. Subsection 1.2(dd) of the Loan Agreement is hereby amended and restated as follows to reflect the extend the maturity date of the Loan:

                           (dd)  "MATURITY DATE":  As to the Loan, November 30,
1997, unless extended pursuant to Section 2.6 hereof. As to the Letter of Credit, five (5) years from the date of the issuance of the Letter of Credit.


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                  4. Subsection 1.2(ff) of the Loan Agreement is hereby amended and restated to read as follows:

                           (ff)  "NOTE":  A Renewal Master Revolving Promissory
Note in the principal amount of Seven Million and 00/100 Dollars ($7,000,000.00) from Heico to Lender dated September 16, 1997, and any modifications, amendments or renewals thereof, evidencing the Loan, which Note renews that certain Consolidation Master Revolving Promissory Note in the principal face amount of Seven Million and 00/100 Dollars ($7,000,000.00) from Heico to Lender dated June 29, 1995.

                  5. Article 12 of the Loan Agreement is hereby amended to add the following additional sentence:

                           It is further agreed, acknowledged and understood
that Lender has issued a Letter of Credit in the amount of Three Million Five Hundred Sixty-Three Thousand One Hundred Ninety-Five and 00/100 Dollars ($3,563,195.00) on behalf of Aerospace, Aerospace has entered into a Reimbursement Agreement in connection therewith dated as October 1, 1996 ("1996 Reimbursement Agreement"), and that the occurrence of an Event of Default under the 1996 Reimbursement Agreement, or any amendment, renewal of modification thereof, shall constitute a default under this Loan Agreement.

                  6. Borrower warrants and represents that all representations and warranties contained the Loan Agreement are true and correct on the date hereof as if made on the date hereof, and that Borrower is not in default on the date hereof under any of the terms of the Loan Agreement or any of the Loan Documents to which it is a party. Heico further acknowledges and agrees that the outstanding principal balance of the Loan as of September 12, 1997, is $ 0.00.

                  7. In the event of any inconsistencies between the terms of the Loan Agreement and the terms of this Amendment, the terms and provisions of this Amendment shall control. Except as modified herein, the terms and provisions of the Loan Agreement are hereby ratified and confirmed in all respects and shall remain unchanged and in full force and effect from and after the date hereof.

                  8. AS A MATERIAL INDUCEMENT FOR LENDER TO EXTEND THE LOAN AS PROVIDED IN THIS AMENDMENT, BORROWER COVENANTS WITH AND WARRANTS TO LENDER, AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST LENDER RELATING IN ANY WAY TO THE NOTE, LOAN AGREEMENT OR OTHER RELATED LOAN DOCUMENTS, THROUGH THE DATE HEREOF, OR THE OBLIGATION OF BORROWER TO PAY THE INDEBTEDNESS TO THE LENDER EVIDENCED BY THE NOTE OR OTHERWISE.

                  9. AS A MATERIAL INDUCEMENT FOR LENDER TO AMEND THE LOAN AGREEMENT AS SET FORTH IN THIS AMENDMENT, BORROWER DOES HEREBY


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RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER
DISCHARGE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES ATTORNEYS AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER, IN LAW OR IN EQUITY, WHICH BORROWER EVER HAD, NOW HAS OR WHICH ANY SUCCESSOR OR ASSIGN OF BORROWER HEREAFTER CAN, SHALL OR MAY HAVE AGAINST LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER RELATING IN ANY WAY TO THE NOTE, THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, THROUGH THE DATE HEREOF. BORROWER FURTHER EXPRESSLY AGREES THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS IS PERMITTED BY THE LAWS OF THE SATE OF FLORIDA.

         10. LENDER AND BORROWER HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN AGREEMENT AND ANY AGREEMENT CONTEMPLATED OR TO BE EXECUTED IN CONJUNCTION THEREWITH, UNDER ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO LENDER IN ACCEPTING THIS AMENDMENT, AND THAT LENDER WOULD NOT HAVE ACCEPTED THIS AMENDMENT WITHOUT THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY REGARDING THIS JURY TRIAL WAIVER, AND UNDERSTANDS THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. LENDER HAS IN NO WAY AGREED WITH OR REPRESENTED TO BORROWER OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS JURY TRIAL WAIVER WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the respective dates set forth below, to be effective as of the date first above written.

Witnesses:
                                            HEICO CORPORATION



                                            By:
                                               -------------------------------
                                               Name:
                                                    --------------------------
                                               Title:
                                                     -------------------------

                                            Date:   September 16, 1997


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                                            HEICO AEROSPACE CORPORATION



                                            By:
                                               -------------------------------
                                               Name:
                                                    --------------------------
                                               Title:
                                                     -------------------------

                                            Date:   September 16, 1997



                                            SUNTRUST BANK, SOUTH FLORIDA,
                                             NATIONAL ASSOCIATION


                                            By:
                                               -------------------------------
                                               Name:
                                                    --------------------------
                                               Title:
                                                     -------------------------

                                            Date:   September 16, 1997